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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of report (Date of earliest event reported):  August 11, 1997


                                  Ciprico Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                 (State or Other Jurisdiction of Incorporation)




        0-11336                                               41-1749708
 (Commission File Number)                            (I.R.S. Identification No.)


                               2800 Campus Drive
                           Plymouth, Minnesota  55441
               (Address of Principal Executive Offices; Zip Code)


                                 (612) 551-4000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

        (a) On August 11, 1997 the Registrant dismissed KPMG Peat Marwick LLP ("Peat Marwick") as its independent auditor. Peat Marwick's reports on the Registrant's financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope or accounting principles. The dismissal of Peat Marwick was recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

        During the Registrant's two most recent fiscal years and subsequent interim period preceding Peat Marwick's dismissal, there have been no disagreements between the Registrant and Peat Marwick regarding any matter of the Registrant's accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Peat Marwick, would have caused Peat Marwick to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

        (b) The Registrant has engaged Grant Thornton LLP as its independent auditor effective August 11, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIPRICO INC.


                                      By /s/ Cory J. Miller
                                         Cory J. Miller, Vice President of
                                         Finance and Chief Financial Officer
Date:  August 11, 1997


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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                 EXHIBIT INDEX

                                       to

                    August 11, 1997 Form 8-K Current Report


                                  CIPRICO INC.




Exhibit Index       Description
-------------       -----------

    16              Letter from KPMG Peat Marwick LLP